----------------------------------------

    AEW COMMERCIAL MORTGAGE
      SECURITIES FUND, INC.

----------------------------------------

OFFICERS AND DIRECTORS

Norton H. Reamer      William H. Park
Director, President   Vice President
and Chairman



John T. Bennett, Jr.  Michael E. DeFao
Director              Secretary



Philip D. English     Karl O. Hartmann
Director              Assistant Secretary



William A. Humenuk    Gary L. French
Director              Treasurer



Peter M. Whitman, Jr. Robert R. Flaherty
Director              Assistant Treasurer



------------------------------------------

INVESTMENT ADVISER
 Aldrich, Eastman & Waltch, L.P.
 225 Franklin Street Boston, MA 02110

------------------------------------------

ADMINISTRATOR
 UAM Fund Services, Inc.
 211 Congress Street
 Boston, MA 02110

------------------------------------------

CUSTODIAN
 The Chase Manhattan Bank
 3 Chase MetroTech Center Brooklyn, NY 11245

------------------------------------------

LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young LLP
 2600 One Commerce Square Philadelphia, PA 19103

------------------------------------------

INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110

-----------------------------------------


-----------------------------------------

            AEW COMMERCIAL
               MORTGAGE
              SECURITIES
               FUND, INC.


-----------------------------------------



              ANNUAL REPORT
            OCTOBER 31, 1996

November 30, 1996

AEW COMMERCIAL MORTGAGE SECURITIES FUND, INC.

Dear Shareholder,

Enclosed please find the annual report for the AEW Commercial Mortgage Securities Fund, Inc. (the "Fund"). This report covers the period from inception (December 21, 1994) through October 31, 1996. Provided below is an overview of the portfolio's performance and some of the market conditions that impacted returns over the subject period.

The Fund is a non-diversified, closed-end management investment company which was initially capitalized on December 21, 1994 with the sale of 10,011,100 shares of common stock which generated proceeds of $100,110,995. There are limited restrictions on the credit quality of the Fund's investments. The weighted average credit quality of the Fund is to be BB-(Ba3), or better, based on ratings from the nationally recognized credit rating agencies. The Fund's portfolio currently has an average credit rating of BB+.

As of October 31, 1996, the Fund had investments in Commercial Mortgage-Backed Securities ("CMBS") with a net investment value of $105.7 million ($120.0 million original face amount) and U.S. Treasury securities and cash equivalents with a net investment value of $2.0 million. An amount of $2.4 million was invested during the fourth quarter in $2.4 million of face amount of First Cities Investments, LLC, Class B securities, rated BBB. To implement our planned capital distribution in September, 1996, U.S. Treasury bonds were sold in the amount of: $11,390,000. In addition, on September 26, 1996, $2,500,000 of Lennar US Partners Limited Partnership, Structured Notes Series 1995-1, Class D were sold.

The CMBS portion of the Fund's portfolio currently has a BB average credit rating, a 4.87 year modified adjusted duration, and a pricing yield of 10.57% (which is approximately 445 basis points over U.S. Treasuries and 200 basis points over the Lehman Brothers BB Corporate Bond Index). The CMBS held by the Fund are backed by mortgage loans secured by apartments (46%), retail (27%), office (9%), hospitality (6%), industrial (4%) and other property types (8%). By state, the mortgage collateral is located in Texas (19%), California (16%), Florida (9%), New York (6%), Indiana (4%), Illinois (4%), Ohio (4%), and Michigan (4%), with the remainder (34%) dispersed throughout 43 other states.

For the period from inception (December 21, 1994) through October 31, 1996, the Fund generated an average annual total return of 13.96%. This was slightly below our benchmark index, the Lehman Brothers BB Corporate Bond Index, which generated an average annual total return of 15.15% since inception. (Returns for the benchmark index have been calculated excluding the partial period December 21 through December 31, 1994.)

                                                     TRAILING
                                             LATEST     12    AVERAGE
                                             QUARTER  MONTHS  ANNUAL  DURATION
                                             ------- -------- ------- ---------
      Fund..................................  5.74%   10.26%   13.96% 4.83 yrs.
      Lehman Brothers BB Corporate Bond In-
       dex..................................  4.49%    9.64%   15.15% 4.74 yrs.
      Difference............................  1.25%    0.62%  (1.19)% 0.09 yrs.

The performance since inception lags the benchmark index by 119 basis points due to the high percentage of U.S. Treasury bond holdings during the investment phase and a tightening of high-yield corporate bond spreads during the first half of 1996. For the trailing 12 months, the Fund's performance exceeded that of the benchmark index by 62 basis points.

Reflecting the seasonal slowdown of new issues (few new issues are brought to market between the Fourth of July and Labor Day) the volume of CMBS issuance in the third quarter of 1996 slowed to $2 billion, bringing the year-to-date total to $15.2 billion. The pace of CMBS issuance is expected to accelerate during the fourth quarter with conduit transactions and portfolio sales totaling about $5 to $8 billion.

As the size of recent transactions has increased, a number of high-yield corporate buyers (mutual funds and insurance companies) have entered the CMBS market. Increased demand for CMBS from life insurance companies and fixed income mutual funds have tightened spreads during the quarter between 5 and 15 basis points for the investment grade bonds and 25 to 50 basis points for the below-investment-grade tranches. The BB credit sector experienced the most dramatic narrowing of spreads as capital allocations to the sector greatly exceeded the availability of CMBS.


Aldrich, Eastman & Waltch, L.P.

/s/ Clifford M. Brown

Clifford M. Brown
Director

                      DEFINITION OF THE COMPARATIVE INDEX
                      -----------------------------------

Lehman Brothers BB Corporate Bond Index--includes all fixed-rate issues with a maximum quality rating of Ba1 or lower by Moody's Investors Service ("Moody's") and a minimum of $100 million in outstanding principal. If a Moody's rating is unavailable, the issues must be rated BB+ or lower by Standard & Poor's Corporation or by another rating service. The bonds must have at least one year to maturity and be non-callable.

Comparisons of performance assume reinvestment of dividends.

Please note that one cannot invest in an unmanaged index.

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. If the Adviser did not have temporary fee waivers, total returns for the Fund would have been lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

AEW COMMERCIAL MORTGAGE SECURITIES FUND, INC.
PORTFOLIO OF INVESTMENTS
October 31, 1996

                                                        FACE AMOUNT    VALUE+
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (98.0%)
--------------------------------------------------------------------------------
FINANCIAL SERVICES (98.0%)
 #(S)++American Southwest Financial Securities Corp.,
  1995-C1 Class B3 9.872%, 6/17/05 (acquired 8/2/95,
  Cost $13,021,375)...................................  $14,600,000 $ 13,194,750
 #(S)++American Southwest Financial Securities Corp.,
  1995-C1 Class B4 9.872%, 6/17/05 (acquired 8/2/95,
  Cost $9,060,628)....................................   11,700,000    9,268,594
 #(S)++Asset Securitization Corp.,
  1995-D1 Class A4 7.59%, 8/11/27 (acquired 8/4/95,
  Cost $3,030,546)....................................    3,326,272    3,254,549
 #(S)++Bellaire Finance Corp.,
  REMIC Class D 9.90%, 2/1/08 (acquired 1/24/95, Cost
  $2,997,891).........................................    3,000,000    3,133,125
 #(S)++Bellaire Finance Corp.,
  REMIC Class E 12.74%, 2/1/08 (acquired 1/24/95, Cost
  $1,690,600).........................................    1,634,831    1,708,399
 #(S)++CBM Funding Corp.,
  1996-1 Class C 7.86%, 2/1/13 (acquired 1/16/96-
  4/5/96, Cost $3,032,257)............................    3,000,000    2,996,250
 #(S)++CBM Funding Corp.,
  1996-1 Class D 8.645%, 2/1/13 (acquired 1/16/96,
  Cost $989,078)......................................      960,000      974,400
 ++CS First Boston Mortgage Securities Corp.,
  1995-WF1 Class D 7.532%, 12/21/27...................    3,000,000    2,967,656
 #(S)++CS First Boston Mortgage Securities Corp. & DLJ
  Mortgage Acceptance Corp.,
  REMIC 1995-T1 Class D 8.37%, 2/25/10 (acquired
  2/23/95, Cost $4,579,966)...........................    5,839,000    5,015,154
 #(S)++CS First Boston Mortgage Securities Corp. & DLJ
  Mortgage Acceptance Corp.,
  REMIC 1995-T1 Class E 8.37%, 2/25/10 (acquired
  2/23/95, Cost $7,676,015)...........................   11,087,000    8,446,908
 #(S)++CS First Boston Mortgage Securities Corp. & DLJ
  Mortgage Acceptance Corp.,
  REMIC 1995-T1 Class F 8.37%, 2/25/10 (acquired
  2/23/95, Cost $3,958,521)...........................    9,425,049    4,323,152
 #(S)++DLJ Mortgage Acceptance Corp.,
  1995-CF2 Class B1 7.50%, 12/17/27 (acquired
  12/11/95, Cost $2,015,860)..........................    2,000,000    1,971,875
 #(S)++DLJ Mortgage Acceptance Corp.,
  1995-CF2 Class B2 8.8125%, 12/17/27 (acquired
  12/11/95, Cost $2,007,500)..........................    2,000,000    2,089,375
 #(S)++DLJ Mortgage Acceptance Corp.,
  1996-CF1 Class B2 8.2687%, 3/13/28 (acquired
  5/17/96, Cost $977,188).............................    1,000,000    1,013,125
#(S)++FFCA Secured Assets Corp., 1996-C1 Class D
   8.91%, 6/25/14 (acquired 6/26/96, Cost $1,999,688).    2,000,000    2,041,875
 ++Federal Deposit Insurance Corp.,
  REMIC Trust 1994-C1 Class IIE 8.70%, 9/25/25........    3,035,390    3,187,160
 ++J. P. Morgan Commercial Mortgage Finance Corp.,
  1996-C3 Class E 8.326%, 4/25/28.....................      500,000      498,750
 ++Kidder Peabody Acceptance Corp.,
  REMIC 1993-M1 Class C 7.15%, 4/25/25................    2,000,000    1,790,000

   The accompanying notes are an integral part of the financial statements.

AEW COMMERCIAL MORTGAGE SECURITIES FUND, INC.
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                         FACE
                                                        AMOUNT     VALUE+
----------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS--(CONTINUED)
----------------------------------------------------------------------------
 #(S)++LB Mortgage Trust,
  1992-M1 Class BE-1 8.00%, 2/25/24 (acquired
  8/22/95, Cost $2,932,869).......................... $3,000,000  $3,009,375
 #(S)++Lennar Central Partners, L.P.,
  1994-1 Class E 10.92%, 9/15/04 (acquired 1/20/95,
  Cost $4,795,313)...................................  5,000,000   5,050,000
 #(S)++Lennar U.S. Partners, L.P.,
  1995-1 Class D 8.05%, 5/15/03 (acquired 4/18/95,
  Cost $1,491,786)...................................  1,500,000   1,503,750
 #(S)++Lennar U.S. Partners, L.P.,
  1995-1 Class E 9.75%, 5/15/05 (acquired 4/18/95,
  Cost $1,989,176)...................................  2,000,000   2,010,000
 #(S)++Lennar U.S. Partners, L.P.,
  1995-1 Class F 11.70%, 5/15/05 (acquired 4/18/95,
  Cost $3,979,232)...................................  4,000,000   4,030,000
 ++Merrill Lynch Mortgage Investors, Inc.,
  1995-C2 Class D FRN 7.982%, 6/15/21................  1,807,743   1,829,775
 ++Mortgage Capital Funding, Inc.,
  1995-MC1 Class A4 8.35%, 5/25/27...................  4,575,500   4,779,968
 #++NB Commercial Mortgage Pass Through FSI Class D
  8.73%, 10/20/23....................................  2,385,118   2,392,571
 #(S)++Prudential Securities Secured Financing Corp.,
  1995-MC2 Class F 8.5646%, 12/26/22 (acquired
  12/20/95, Cost $5,464,087).........................  5,557,000   5,577,839
 #(S)++Resolution Trust Corp.,
  1992-C8 Class D 8.835%, 12/25/23 (acquired
  11/22/95, Cost $3,736,968).........................  3,410,905   3,485,518
 ++Resolution Trust Corp.,
  1995-C1 Class D 6.90%, 2/25/27.....................  2,000,000   1,900,000
 ++Resolution Trust Corp.,
  1995-C1 Class E 6.90%, 2/25/27.....................  2,748,958   2,278,629
----------------------------------------------------------------------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
 (COST $102,553,078).................................            105,722,522
----------------------------------------------------------------------------
U.S. GOVERNMENT SECURITY (1.0%)
----------------------------------------------------------------------------
U.S. TREASURY NOTE (1.0%)
 7.75%, 11/30/99 (COST $1,000,000)...................  1,000,000   1,050,781
----------------------------------------------------------------------------
SHORT-TERM INVESTMENT (0.9%)
----------------------------------------------------------------------------
REPURCHASE AGREEMENT (0.9%)
  Chase Securities, Inc. 5.58%, dated 10/31/96, due
   11/1/96, to be repurchased at $916,142,
   collateralized by $885,415 of various U.S.
   Treasury Notes, 5.875%-7.75%, due 3/31/99-
   11/30/99, valued at $916,002 (COST $916,000)......    916,000     916,000
----------------------------------------------------------------------------
TOTAL INVESTMENTS (99.9%)
 (COST $104,469,078)(A)..............................            107,689,303
----------------------------------------------------------------------------

     The accompanying notes are an integral part of the financial statements.

AEW COMMERCIAL MORTGAGE SECURITIES FUND, INC.
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                                VALUE+
------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.1%)                         $    143,280
------------------------------------------------------------------------
NET ASSETS (100%)                                           $107,832,583
------------------------------------------------------------------------
------------------------------------------------------------------------

        + See Note A to Financial Statements.
       ++ Security is deemed illiquid.
        # 144A Security. Certain conditions for public sale may exist.
      (S) Restricted as to public resale. Value of restricted securities at October 31, 1996 was $84,098,013 or 78.0% of net assets. (Cost $81,533,613)
    REMIC Real Estate Mortgage Investment Conduit.
      (a) The cost for federal income tax purposes was $104,469,078. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $3,220,225. This consisted of aggregate gross unrealized appreciation for all securities of $3,404,232 and aggregate gross unrealized depreciation for all securities of $184,007.
      FRN Floating Rate Note-Rate disclosed is as of October 31, 1996.

   The accompanying notes are an integral part of the financial statements.

AEW COMMERCIAL MORTGAGE SECURITIES FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996

-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost............................................ $104,469,078
                                                                  ============
 Investments, at Value........................................... $107,689,303
 Cash............................................................           29
 Interest Receivable.............................................      976,731
 Other Assets....................................................       62,170
-------------------------------------------------------------------------------
  Total Assets...................................................  108,728,233
-------------------------------------------------------------------------------
LIABILITIES
 Dividends Payable...............................................      698,664
 Payable for Investment Advisory Fees............................      147,976
 Payable for Administrative Fees.................................       14,004
 Payable for Custodian Fees......................................       10,245
 Payable for Directors' Fees.....................................          950
 Other Liabilities...............................................       23,811
-------------------------------------------------------------------------------
  Total Liabilities..............................................      895,650
-------------------------------------------------------------------------------
NET ASSETS....................................................... $107,832,583
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital................................................. $105,311,023
 Distributions in Excess of Net Investment Income................     (698,665)
 Unrealized Appreciation.........................................    3,220,225
-------------------------------------------------------------------------------
NET ASSETS....................................................... $107,832,583
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.01 par value) (Authorized
  15,000,000)....................................................   11,657,575
 Net Asset Value, Offering and Redemption Price Per Share........ $       9.25
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

AEW COMMERCIAL MORTGAGE SECURITIES FUND, INC.
STATEMENT OF OPERATIONS

                                                                      YEAR ENDED
                                                                      OCTOBER 31,
                                                                         1996
----------------------------------------------------------------------------------
INVESTMENT INCOME
 Interest................................................             $11,587,958
----------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fee..............................................  $ 766,902
  Less: Fee Waived.......................................   (104,637)     662,265
                                                           ---------
 Administrative Fees--Note C.............................                 151,422
 Insurance Expense.......................................                  66,201
 Custodian Fees--Note D..................................                  21,680
 Audit Fees..............................................                  15,945
 Legal Fees..............................................                  12,759
 Directors' Fees--Note F.................................                   4,886
 Other Expenses..........................................                   8,327
----------------------------------------------------------------------------------
  Net Expenses...........................................                 943,485
----------------------------------------------------------------------------------
NET INVESTMENT INCOME....................................              10,644,473
----------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS.........................               1,785,464
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON IN-
 VESTMENTS...............................................              (1,162,645)
----------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS..................................                 622,819
----------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....             $11,267,292
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

AEW COMMERCIAL MORTGAGE SECURITIES FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS


                                                                     PERIOD FROM
                                                                     DECEMBER 21,
                                                        YEAR ENDED    1994** TO
                                                       OCTOBER 31,   OCTOBER 31,
                                                           1996          1995
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income...............................  $ 10,644,473  $  7,767,999
 Net Realized Gain...................................     1,785,464     3,534,409
 Net Change in Unrealized Appreciation/Depreciation..    (1,162,645)    4,382,869
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Opera-
   tions.............................................    11,267,292    15,685,277
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income...............................   (11,113,241)   (7,327,970)
 In Excess of Net Investment Income..................      (698,665)          --
 Net Realized Gain...................................    (5,291,133)          --
 Return of Capital...................................   (12,173,155)          --
----------------------------------------------------------------------------------
  Total Distributions................................   (29,276,194)   (7,327,970)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.....................................           --    100,110,995
   --In Lieu of Cash Distributions...................    10,045,229     7,327,954
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.......    10,045,229   107,438,949
----------------------------------------------------------------------------------
 Total Increase (Decrease)...........................    (7,963,673)  115,796,256
Net Assets:
 Beginning of Period.................................   115,796,256           --
----------------------------------------------------------------------------------
 End of Period (including undistributed (distribu-
  tions in excess of) net investment income of
  $(698,665) and $440,029, respectively).............  $107,832,583  $115,796,256
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
Shares Issued........................................           --     10,011,100
In Lieu of Cash Distributions........................       953,234       693,241
----------------------------------------------------------------------------------
                                                            953,234    10,704,341
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

** Commencement of Operations.

    The accompanying notes are an integral part of the financial statements.

AEW COMMERCIAL MORTGAGE SECURITIES FUND, INC.
STATEMENT OF CASH FLOWS

                                                                    YEAR ENDED
                                                                    OCTOBER 31,
                                                                       1996
--------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
 Proceeds from Sales of Investments...............................  $35,082,434
 Purchases of Investments.........................................  (28,385,039)
 Net Decrease in Short-Term Investments...........................      699,000
 Interest Income Received.........................................   12,110,368
 Operating Expenses Paid..........................................     (975,017)
--------------------------------------------------------------------------------
  Net Cash Provided by Operating Activities.......................   18,531,746
--------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
 Cash Distributions Paid..........................................  (28,577,530)
 Distributions Reinvested.........................................   10,045,229
--------------------------------------------------------------------------------
 Net Cash Used for Financing Activities...........................  (18,532,301)
--------------------------------------------------------------------------------
 Net Decrease in Cash.............................................         (555)
CASH AT BEGINNING OF PERIOD.......................................          584
--------------------------------------------------------------------------------
CASH AT END OF PERIOD.............................................  $        29
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM OPERA-
 TIONS TO NET CASH
 PROVIDED BY OPERATING ACTIVITIES:
--------------------------------------------------------------------------------
 Net Increase in Net Assets Resulting From Operations.............  $11,267,292
 Net (Purchases) Sales of Investments.............................    7,397,484
 Net Realized Gain on Investments.................................   (1,785,464)
 Change in Unrealized Appreciation/Depreciation...................    1,162,645
 Net Decrease in Receivables Pertaining to Investing and Operating
  Activities......................................................      696,143
 Net Decrease in Payables Pertaining to Investing and Operating
  Activities......................................................      (37,053)
 (Accretion)/Amortization and Other Non-Cash Income...............     (169,301)
--------------------------------------------------------------------------------
 Net Cash Provided by Operating Activities........................  $18,531,746
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.

AEW COMMERCIAL MORTGAGE SECURITIES FUND, INC.
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                   DECEMBER 21,
                                                       YEAR ENDED   1994** TO
                                                       OCTOBER 31, OCTOBER 31,
                                                          1996         1995
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..................  $  10.82     $  10.00
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income................................       .93         0.75
 Net Realized and Unrealized Gain.....................       .06         0.78
-------------------------------------------------------------------------------
  Total From Investment Operations....................       .99         1.53
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income................................     (0.98)       (0.71)
 In Excess of Net Investment Income...................     (0.06)         --
 Net Realized Gain....................................     (0.48)         --
 Return of Capital....................................     (1.04)         --
-------------------------------------------------------------------------------
  Total Distributions.................................     (2.56)       (0.71)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD........................  $   9.25     $  10.82
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN
 Net Asset Value (1)+.................................     10.26%       15.69%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands).................  $107,833     $115,796
Ratio of Net Expenses to Average Net Assets...........      0.80%        0.80%*
Ratio of Net Investment Income to Average Net Assets..      9.03%        8.30%*
Portfolio Turnover Rate...............................        25%          72%
-------------------------------------------------------------------------------
Voluntary Waived Fees and Expenses Assumed by the
 Adviser Per Share....................................  $  0.009     $  0.005
-------------------------------------------------------------------------------

 *  Annualized
**  Commencement of Operations.
 + Total return would have been lower had certain fees not been waived during the periods.
(1) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during the period, and assumes dividends and distributions, if any, were reinvested. The Fund's shares are issued in a private placement and are not traded, therefore market value total investment return is not calculated.

   The accompanying notes are an integral part of the financial statements.

                 AEW COMMERCIAL MORTGAGE SECURITIES FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

AEW Commercial Mortgage Securities Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The objective of the AEW Commercial Mortgage Securities Fund, Inc. is to provide high current income by investing primarily in Commercial Mortgage-Backed Securities.

The Fund's common stock is not registered under the Securities Act of 1933. The Fund may be converted at any time to an open-end investment company by an amendment to its Articles of Incorporation.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Commercial mortgage-backed securities and other fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value.

  The value of collateralized mortgage obligations for which no quotations are readily available are determined in good faith at fair value using methods approved by the Board of Directors. Quotations obtained from one or more principal market makers are used to value the securities and are reviewed by the investment adviser based on factors including yield, duration, weighted average life and spread in relation to treasury securities. At October 31, 1996, prices of securities, whose total value represented 98% of net assets, were available only from a principal market maker. These prices may differ from the value that would have been used had a broader market for the securities existed and the differences could be material to the financial statements.

  2. FEDERAL INCOME TAXES: It is the Fund's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Fund's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may transfer its daily uninvested cash balance into a joint trading account which invests in one or more repurchase

                 AEW COMMERCIAL MORTGAGE SECURITIES FUND, INC.

  agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

  4. DISTRIBUTIONS TO SHAREHOLDERS: The Fund will normally distribute substantially all of its net investment income monthly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date. Under the Fund's Automatic Dividend Reinvestment Plan, all dividends and capital gains distributions are automatically reinvested in additional shares at net asset value. Shareholders who do not elect to participate in such Plan will receive their dividends and distributions in cash unless the Board of Directors elects to pay such distribution in shares of the Fund's common stock.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments of distributions.

  Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications of $28,739 to decrease distributions in excess of net investment income, with a decrease to accumulated net realized gain of $28,739.

  Current year permanent book-tax differences are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

  5. RESTRICTED SECURITIES: The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration. Disposal of these securities may involve time consuming negotiations and expense and prompt sale at an acceptable price may be difficult.

  6. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Certain expenses are apportioned among the Fund and the portfolios of the UAM Funds, Inc. and the UAM Funds Trust (collectively the "UAM Funds"), affiliated open-end management investment companies, based on their relative net assets.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Aldrich, Eastman & Waltch, L.P. (the "Adviser"), provides investment advisory services to the Fund at a fee calculated at an annual rate of 0.65% of average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Fund's total annual operating expenses from exceeding 0.80% of average daily net assets. United Asset Management Corporation ("UAM") is a limited partner of the Adviser. On October 15, 1996, UAM announced that Aldrich, Eastman & Waltch, L.P. has indicated its intention to redeem UAM's partnership interest in the Boston-based real estate investment management firm.

C. ADMINISTRATION SERVICES: Effective April 15, 1996, UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the Fund and the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined

                 AEW COMMERCIAL MORTGAGE SECURITIES FUND, INC.

aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the Fund and the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Fund-specific monthly fee of 0.04% of average daily net assets of the Fund. Also effective April 15, 1996, the Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the period April 15, 1996 to October 31, 1996, UAM Fund Services, Inc. earned $90,419 from the Fund as Administrator of which $64,827 was paid to CGFSC for their services.

Prior to April 15, 1996, CGFSC, served as the administrator to the Fund and the UAM Funds. For its services as administrator CGFSC received annual fees, computed daily and payable monthly, based on the combined aggregate average daily net assets of the Fund and the UAM Funds, as follows: 0.20% of the first $200 million of the combined aggregate net assets; plus 0.12% of the next $800 million of the combined aggregate net assets; plus 0.08% of the combined aggregate net assets in excess of $1 billion but less than $3 billion; plus 0.06% of the combined aggregate net assets in excess of $3 billion. The fees were allocated among the Fund and the portfolios of the UAM Funds on the basis of their relative net assets and were subject to a graduated minimum fee schedule per portfolio which rose from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For the period November 1, 1995 to April 15, 1996, CGFSC earned $61,003 from the Fund as Administrator.

D. CUSTODIAN: Effective July 17, 1996, The Chase Manhattan Bank (the "Bank"), an affiliate of CGFSC, is custodian for the Fund's assets held in accordance with the custodian agreement. For the period July 17, 1996 to October 31, 1996, the amount charged to the Fund by the Bank aggregated $7,676, all of which is unpaid at October 31, 1996.

E. PURCHASES AND SALES: For the year ended October 31, 1996, the Fund made purchases of $26,066,039 and sales of $4,189,016 of investment securities other than long-term U.S. Government and short-term securities. Purchases and sales of long-term U.S. Government securities were $2,319,000 and $30,893,418, respectively.

F. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the Fund and the active portfolios of UAM Funds, plus a quarterly retainer of $150 for the Fund and each active portfolio of the UAM Funds, and reimbursement of expenses incurred in attending Board meetings.

G. REPURCHASE OF SHARES: The Fund may periodically make a tender offer to repurchase its outstanding shares of common stock at a price equal to the net asset value at the time of repurchase. The Fund may elect to make such tender offer to all shareholders not earlier than two years after another such offer.

H. OTHER: At October 31, 1996, 99.9% of total shares outstanding were held by 1 record shareholder.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directorsand Shareholders of AEW Commercial Mortgage Securities Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statement of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of AEW Commercial Mortgage Securities Fund, Inc. (the "Fund"), at October 31, 1996, and the results of its operations, the changes in its net assets, the cash flows and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

As explained in Note A, the financial statements include securities valued at $105,722,522 (98 percent of net assets), whose values have been determined in good faith at fair value using procedures approved by the Board of Directors. We have reviewed the procedures approved by the Board of Directors in valuing such securities and have inspected underlying documentation, and, in the circumstances, we believe the procedures are reasonable and the documentation appropriate. However, these values may differ significantly from what would have been used had a broader market for the securities existed and the differences could be material to the financial statements.

Price Waterhouse LLP

Boston, Massachusetts
December 9, 1996

-------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

At October 31, 1996, the AEW Commercial Mortgage Securities Fund, Inc. hereby designates $895,000, as a long-term capital gain dividend for the purpose of the dividend paid deduction on its Federal income tax return.

                 AEW COMMERCIAL MORTGAGE SECURITIES FUND, INC.

                     AUTOMATIC DIVIDEND REINVESTMENT PLAN
  Pursuant to the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions automatically reinvested in shares of the Fund. Otherwise, shareholders will receive their distributions in cash. In the case of any distribution, the Board of Directors may elect to pay such distribution in shares of the Fund's Common Stock.
  Shareholders who elect in writing to participate in the Plan will have all distributions automatically reinvested by Chase Global Funds Services Company (the "Plan Agent"), in shares of the Fund's common stock pursuant to the Plan. If no written election is made, all distributions will be paid in cash by check in U.S. dollars mailed directly to the shareholder by the Plan Agent, as dividend paying agent.
  If a shareholder's written election to participate in the Plan is received by the Plan Agent before the record date for a distribution, the Plan will go into effect for the shareholder with that payment.
  The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare a dividend, participants in the Plan will receive the equivalent in shares of Common Stock in the Fund valued at net asset value determined at the time of purchase (generally the payable date of the dividend). The Fund will not issue shares under the Plan at below net asset value. Since no trading market for the shares exists and the shares have not been listed on an exchange, any cash dividend or distribution will be issued by the Fund to shareholders in the Plan at a price equal to net asset value.
  The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant are held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.
  In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent administers the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participants in the Plan.
  There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash.
  The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. income tax that may be payable on such dividends or distributions.
  The Fund reserves the right to amend or to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the change sent to the members of the Plan at least 90 days before the effective date thereof. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to all shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent at Chase Global Funds Services Company, P.O. Box 2798, Boston, Massachusetts 02208-2798.